UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                            LEV PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                000-32947                88-0211496
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


           122 East 42nd Street, Suite 2606, New York, New York 10168
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 682-3096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

      On February 15, 2006, the Company terminated the employment of Yanina T. Wachtfogel, the Company's Chief Scientific Officer.

















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEV PHARMACEUTICALS, INC.


Date:  February 17, 2006        /s/ Joshua D. Schein, Ph.D.
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                                Joshua D. Schein, Ph.D.
                                Chief Executive Officer